UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005 (October 12,
2005)

                                RG America, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     0-80429
                            (Commission File Number)

                                   75-2823489
                        (IRS Employer Identification No.)

                     1507 Capital Avenue, Plano, TX (75074)
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (972) 919-4774

         --------------------------------------------------------------

              2100 Valley View Lane, Suite 100, Dallas, TX (75234) (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                RG America, Inc.


Section 2 - Financial information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 12, 2005 (the "Transaction Date"), RG America, Inc., a Nevada corporation (the "Registrant"), acquired all of the common stock of Total Professional Restoration, Inc. ("Seller"). The aggregate purchase was $750,000.00 plus the balance of Registrant's outstanding debt to Seller. The terms included (1) purchase price of $750,000.00 paid by the issuance of one million eight Hundred Seventy Five Thousand (1,875,000) restricted shares of Registrant's $0.0001 par value Common Stock ("Common Stock"), based upon a share price of forty cents ($0.40) per share and (2) At Seller's sole option , the option to convert the outstanding debt owed by Registrant to Seller into restricted shares of Registrant's Common Stock based upon a share price of thirty cents ($0.30) per share. The option period is for ninety (90) days subsequent to the Transaction Date.

Additionally, on the Transaction Date, Registrant entered into an employment agreement with Mr. Jerod Yates, the previous sole owner of Seller. The acquisition and employment agreements are filed as Exhibit 10.1 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

(a) Financial Statements of the Businesses Acquired. The Registrant expects that the audited financial statements required by this item 9.01 of Seller will be completed and filed by amendment to this Form 8-K Current Report within 71 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. The Registrant expects that the pro forma financial statements required by this item 9.01 will be completed and filed by amendment to this Form 8-K Current Report not later than 71 days after the date of this Form 8-K Current Report.

(c) Exhibits

Exhibit
Number                                 Description
-------                                -----------

10.1 Memorandum of Understanding for the Acquisition of Total Professional Restoration, Inc. and Offer of Employment for Mr. Jerod Yates.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RG AMERICA, INC.
                                (Registrant)

Date: October 13, 2005

/s/ John E. Rea
------------------------------------
John E. Rea, Chief Executive Officer